CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Stockholders' equity
Share capital, par value (in dollars per share)	$ 1	$ 1
Share Capital, shares authorized	125,000,000	125,000,000
Share Capital, shares issued	85,225,000	79,125,000
Share Capital, shares outstanding	85,225,000	79,125,000